SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 21, 2012

JINZANGHUANG TIBET PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-53254	26-2443288
(State of other jurisdiction of incorporation or organization	(Commission File No.)	(IRS Employer Identification No.)

Leling Economic Development Zone, Kaiyuan East Blvd., Dezhou, Shandong Province, P.R. China 253600
(Address of principal executive offices) (Zip Code)

86-534-2111-962
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Change in Registrant’s Certifying Accountant

On June 21, 2012 the Board of Directors of Jinzanghuang Tibet Pharmaceuticals, Inc.  approved the dismissal of De Joya Griffith & Company, LLC from its position as the principal independent accountant for Jinzanghuang Tibet Pharmaceuticals.

The Board of Directors engaged De Joya Griffith & Company, LLC as principal independent accountant on July 13, 2011.  The audit report of De Joya Griffith & Company, LLC on Jinzanghuang Tibet Pharmaceutical’s financial statements for the fiscal year ended June 30, 2011 did not contain an adverse opinion or disclaimer of opinion or qualification or modification.  De Joya Griffith & Company, LLC did not, during the applicable periods, advise Jinzanghuang Tibet Pharmaceuticals of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

Jinzanghuang Tibet Pharmaceuticals and De Joya Griffith & Company, LLC have not, during Jinzanghuang Tibet Pharmaceuticals’s most recent fiscal year or any subsequent period through the date of dismissal, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to De Joya Griffith & Company, LLC’s satisfaction, would have caused De Joya Griffith & Company, LLC to make reference to the subject matter of the disagreement in connection with its reports.

Jinzanghuang Tibet Pharmaceuticals has requested De Joya Griffith & Company, LLC to furnish a letter addressed to the Securities Exchange Commission stating whether or not De Joya Griffith & Company, LLC agrees with the statements in this Form 8-K.  A copy of the letter is filed as an exhibit to this 8-K.

On June 21, 2012 Jinzanghuang Tibet Pharmaceuticals retained Stan Jeong-Ha Lee, CPA to audit Jinzanghuang Tibet Pharmaceuticals’ financial statements for the year ended June 30, 2012.  At no time during the two most recent fiscal years and the subsequent interim period through June 21, 2012, the date of the engagement, did Jinzanghuang Tibet Pharmaceuticals consult with Stan Jeong-Ha Lee, CPA regarding any matter of the sort described above with reference to De Joya Griffith & Company, LLC, any issue relating to the financial statements of Jinzanghuang Tibet Pharmaceuticals, or the type of audit opinion that might be rendered for Jinzanghuang Tibet Pharmaceuticals.

Item 9.01                      Financial Statements and Exhibits

Exhibits

16.1	Letter from De Joya Griffith & Company, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JINZANGHUANG TIBET PHARMACEUTICALS, INC.
Dated: June 26, 2012	By:/s/ Xue Bangyi
Xue Bangyi
Chief Executive Officer